Filed pursuant to Rule 497

File No. 333-237586

Rule 482ad

EAGLE POINT CREDIT COMPANY INC. ANNOUNCES FULL EXERCISE AND CLOSING OF OVERALLOTMENT OPTION IN OFFERING OF PREFERRED STOCK

GREENWICH, Conn. – June 21, 2021 – Eagle Point Credit Company Inc. (the “Company”) (NYSE: ECC, ECCB, ECCC, ECCW, ECCX, ECCY) today announced, in connection with its previously disclosed underwritten public offering of 1,060,000 shares of its 6.50% Series C Term Preferred Stock due 2031 (the “Preferred Stock”) at a public offering price of $25 per share that closed on June 16, 2021, that the underwriters of such offering have fully exercised their overallotment to purchase an additional 140,000 shares of Preferred Stock. The exercise of the overallotment option resulted in additional net proceeds to the Company of approximately $3.4 million after payment of underwriting discounts and commissions. The Preferred Stock is rated ‘BBB’ by Egan-Jones Ratings Company.

The Preferred Stock trade on the New York Stock Exchange under the symbol “ECCC,” and the Preferred Stock issued pursuant to the overallotment will trade under the same symbol.

Ladenburg Thalmann & Co. Inc. acted as the lead bookrunner for the offering. B. Riley Securities, Inc., Oppenheimer & Co. Inc., Incapital LLC and Wedbush Securities Inc. acted as joint bookrunners for the offering.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The prospectus supplement dated June 10, 2021 and the accompanying prospectus dated May 29, 2020, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing.  The prospectus supplement, the accompanying prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing Ladenburg Thalmann & Co. Inc. at 640 Fifth Avenue, 4th Floor, New York, New York 10019, by calling toll-free 1-800-573-2541 or by sending an e-mail to: prospectus@ladenburg.com; copies may also be obtained for free by visiting EDGAR on the SEC’s website at http://www.sec.gov.

Egan-Jones Ratings Company is a nationally recognized statistical rating organization (NRSRO). A security rating is not a recommendation to buy, sell or hold securities, and any such rating may be subject to revision or withdrawal at any time by the applicable rating agency.

ABOUT EAGLE POINT CREDIT COMPANY

The Company is a non-diversified, closed-end management investment company. The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation, primarily through investment in equity and junior debt tranches of collateralized loan obligations. The Company is externally managed and advised by Eagle Point Credit Management LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Source: Eagle Point Credit Company Inc.

Investor Relations:

ICR

203-340-8510

ir@EaglePointCredit.com

www.eaglepointcreditcompany.com